Exhibit 10.25

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of is made as of the last date set forth on the signature page hereof, between Summit Semiconductor, Inc., a Delaware corporation (the “Company”), and the undersigned subscribers (the “Subscribers” and each a “Subscriber”).

WITNESSETH:

WHEREAS, the Company is conducting a private offering (the “Offering”) of up to One Million Five Hundred Thousand Dollars ($1,500,000) in principal amount of Series G 15% Original Issue Discount Senior Secured Promissory Notes the (“Notes”), pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 promulgated thereunder; and

WHEREAS, each Subscriber desires to purchase the Notes on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR NOTES AND REPRESENTATIONS BY SUBSCRIBER

1.1       Subject to the terms and conditions hereinafter set forth, each Subscribers hereby subscribe for and agrees to purchase from the Company, and the Company subject to its rights to accept or reject this subscription, agrees to sell to the Subscribers, the Notes in the principal amount set forth on the signature page hereof. The purchase price is payable by check or wire transfer, to be held in escrow until the conditions to closing are achieved, to Signature Bank, the escrow agent (the “Escrow Agent”).

1.2       The closing of the Offering (the “Closing”) will occur on the date hereof (the “Closing Date”).

1.3       Each Subscriber recognizes that the purchase of the Notes involves a high degree of risk including, but not limited to, the following: (a) the Company has a limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Notes; (c) such Subscriber may not be able to liquidate its investment; (d) transferability of the Notes is extremely limited; (e) in the event of a disposition, such Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends; and (g) the other risks associated with the Company’s business, financial condition and the Offering.

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1.4       At the time such Subscriber was offered the Notes, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act, and such Subscriber is able to bear the economic risk of an investment in the Notes.

1.5       Each Subscriber hereby acknowledges and represents that (a) such Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or each Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company to each Subscriber to evaluate the merits and risks of such an investment on each Subscriber’s behalf; (b) such Subscriber recognizes the highly speculative nature of this investment; and (c) such Subscriber is able to bear the economic risk that each Subscriber hereby assumes.

1.6       Each Subscriber hereby acknowledges receipt and careful review of this Agreement, the Notes, and the Security Agreement, and all exhibits thereto or incorporated by reference therein (collectively referred to as the “Transaction Documents”) and has received any additional information that such Subscriber has reasonably requested from the Company, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering; provided, however that no investigation performed by or on behalf of each Subscriber shall limit or otherwise affect its right to rely on the representations and warranties of the Company contained herein.

1.7     (a)    In making the decision to invest in the Notes each Subscriber has relied solely upon the information provided by the Company in the Transaction Documents and incorporated by reference therein. To the extent necessary, each Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Notes hereunder. Each Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Notes other than the Transaction Documents.

 (b)       Each Subscriber represents that (i) such Subscriber was contacted regarding the sale of the Notes by the Company with whom such Subscriber had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Notes by means of any form of general solicitation or general advertising, and in connection therewith, such Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.8       Each Subscriber hereby acknowledges that the Offering has not been reviewed by the U.S. Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D. Each Subscriber understands that the Notes have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Notes unless it is registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

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1.9       Each Subscriber understands that the Notes have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon such Subscriber’s investment intention and investment qualification. In this connection, each Subscriber hereby represents that such Subscriber is purchasing the Notes for such Subscriber’s own account for investment and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by such Subscriber to hold the Notes for any particular length of time and the Company acknowledges that each Subscriber shall at all times retain the right to dispose of its property as it may determine in its sole discretion, subject to any restrictions imposed by applicable law. Each Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Notes.

1.10       Each Subscriber consents to the placement of a legend on any document evidencing the Notes that such Notes not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. Each Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Notes.

1.11       Each Subscriber hereby represents that the address of such Subscriber furnished by Subscriber on the signature page hereof is such Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.12       Such Subscriber understands that the Notes are a “restricted security” and has not been registered under the Securities Act or any applicable state securities law and is acquiring the Notes as principal for its own account and not with a view to or for distributing or reselling the Notes or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of the Notes in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Notes in violation of the Securities Act or any applicable state securities law. Furthermore, such Subscriber is not purchasing the Notes as a result of any advertisement, article, notice or other communication regarding the Notes published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

1.13       Each Subscriber represents that such Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Notes. This Agreement constitutes the legal, valid and binding obligation of each Subscriber, enforceable against such Subscriber in accordance with its terms.

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1.14       If each Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.15       Each Subscriber acknowledges that if he, she, or it is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice.

1.16       Each Subscriber agrees not to issue any public statement with respect to such Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

1.17       Each Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before the Closing notwithstanding prior receipt by such Subscriber of notice of acceptance of such Subscriber’s subscription.

1.18       Each Subscriber acknowledges that the information contained in the Transaction Documents or otherwise made available to such Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by each Subscriber and neither used by such Subscriber for such Subscriber’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Subscriber’s subscription may not be accepted by the Company; provided, however, that (a) such Subscriber may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to such Subscriber with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

1.19       Each Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of such Subscriber contained herein or in any document furnished by such Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by such Subscriber to comply with any covenant or agreement made by such Subscriber herein or therein.

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II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to each Subscriber that:

2.1       Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. Each of the Company’s subsidiaries (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of the Notes and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company and its Subsidiaries, taken as a whole, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.2       Capitalization and Voting Rights. All issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and the shares of capital stock of the Subsidiaries are owned by the Company. All of such outstanding capital stock has been issued in compliance with applicable federal and state securities laws.

2.3       Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to, the Transaction Documents, and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary to authorize the (a) execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and (b) the sale, issuance and delivery of the Notes contemplated hereby has been taken. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Notes are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid.

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2.4       No Conflict; Governmental Consents.

(a)       The execution and delivery by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Notes and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of the Company’s Articles of Incorporation, as amended, or the Company’s Bylaws, as amended (collectively, the “Charter Documents”), and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of their respective properties or assets is subject.

(b)       Except as has been previously obtained, no approval by the holders of shares of the Company’s common stock, par value $0.0001 per share, or other equity securities of the Company is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issuance and sale of Notes.

(c)       No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issuance and sale of the Notes, except such post-sale filings as may be required to be made with the SEC, FINRA and with any state or foreign blue sky or securities regulatory authority, all of which shall be made when required.

2.5       Consents of Third Parties. Except as previously obtained, no vote, approval or consent of any holder of capital stock of the Company or any other third parties is required or necessary to be obtained by the Company in connection with the authorization, execution, deliver and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issuance and sale of the Notes.

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2.6       Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

2.7       Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.8       [Intentionally Omitted].

2.9       No General Solicitation. None of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Notes.

2.10       [Intentionally Omitted].

2.11       Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Charter Documents or the laws of its state of incorporation that is or could become applicable to each Subscriber as a result of such Subscriber and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Company's issuance of the Notes and such Subscriber’s ownership of the Notes.

2.12       Taxes. Each of the Company and its Subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects. The Company and each Subsidiary has paid all taxes whether or not shown on such returns or pursuant to any assessments received by any of them or by which any of them are obligated to withhold from amounts owing to any employee, creditor or third party. The Company and each Subsidiary has properly accrued all taxes required to be accrued and/or paid, except where the failure to accrue would not have a Material Adverse Effect. To the knowledge of the Company, none of the tax returns of the Company nor any of its Subsidiaries is currently being audited by any state, local or federal authorities. Neither the Company nor any Subsidiary has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. The Company has set aside on its books adequate provision for the payment of any unpaid taxes.

2.13       Private Placement. Assuming the accuracy of each Subscribers’ representations and warranties set forth in Section I, no registration under the Securities Act is required for the offer and sale of the Notes by the Company to such Subscriber as contemplated hereby.

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2.14       No Events of Default. Except for the events of default with respect to those certain Series D Senior Secured Original Issue Discount Convertible Notes and related transaction documents, no event has occurred and is continuing that, with or without the giving of notice or the passage of time or both, would constitute an Event of Default

III.	TERMS OF SUBSCRIPTION

3.1       The Company reserves the right to accept or reject any subscription made hereby, in whole or in part, in its sole discretion. The Company’s agreement with each Subscriber is a separate agreement and the sale of the Notes to each Subscriber is a separate sale.

3.2       All funds shall be deposited in the account identified in Section 1.1 hereof.

IV.	CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

4.1       Each Subscribers’ obligation to purchase the Notes at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of such Subscriber to the extent permitted by law:

(a)       Representations and Warranties; Covenants. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects when made and on the Closing Date (unless such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date). All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of the Closing shall have been performed or complied with in all material respects.

(b)       No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)       No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Notes (except as otherwise provided in this Agreement).

(d)       Required Consents. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Notes and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect. Notwithstanding the foregoing, each Subscriber acknowledges and agrees that (1) the Company is required to obtain the consent of the purchasers with respect to those certain Series F Senior Secured 15% Convertible Notes and related transaction documents; and (2) such consents may not be obtained on or prior to the Closing Date; and (3) such consents may be obtained within a reasonable period of time after the Closing Date.

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(e)       Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect.

V.	COVENANTS OF THE COMPANY

5.1       Transfer Restrictions.

(a)       The Notes may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Notes other than pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act, to the Company or to an affiliate of a Subscriber or in connection with, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of the transferred Notes under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Subscriber under this Agreement.

(b)       Each Subscriber agrees to the imprinting, so long as is required by this Section 5.1, of a legend on the Notes, in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE NOTES.

5.2       Replacement of Notes. If any certificate or instrument evidencing the Notes is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities. If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

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5.3       Indemnification.

(a)       The Company agrees to indemnify and hold harmless each Subscriber, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Indemnified Parties”) from and against any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Agreement and the other Transaction Documents. The Company will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Indemnified Party is a formal party to any such Proceeding.

(b)       If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its fraud, gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Indemnified Party on the other, but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations.

5.4       Use of Proceeds. The Company shall use the net proceeds from the sale of the Notes for working capital and general corporate purposes. The Company must receive the consent of at least 50.1% in interest of the Notes then outstanding by the Subscribers prior to withdrawing the Subscribers aggregate subscription amounts from the escrow account.

5.5       Weekly Expense Reports. The Company shall send to each Subscriber a weekly expense report on Monday of each calendar week to be reviewed by each Subscriber. In the event that a Monday is a holiday, then the Company shall send to each Subscriber such weekly expense report on the next available business day.

VI.	MISCELLANEOUS

6.1       Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or by electronic mail at or prior to 5:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the second (2nd) business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be addressed as follows:

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if to the Company, to it at:

Summit Semiconductor, Inc.
6840 Via Del Oro, Ste. 280

San Jose, CA 95119

Attn: Brett Moyer, Chief Executive Officer

Tel: (408) 627-4716

Email: bmoyer@summitsemi.com

With a copy to (which shall not constitute notice):

Robinson Brog Leinwand Greene Genovese & Gluck P.C.

875 Third Avenue, 9th Floor

New York, NY 10022
Attn: David E. Danovitch, Esq.

Tel: (212) 603-6391

Fax: (212) 956-2164

Email: ded@robinsonbrog.com

if to each Subscriber, to such Subscriber’s address indicated on the signature page of this Agreement.

if to the Escrow Agent, to it at:

Signature Bank

950 Third Avenue, 9th Floor

New York, NY 10022
Attn: Timothy Collins, Group Director – VP

Tel: (646) 822-1940

Fax: (646) 758-8372

Email: tfcollins@signatureny.com

6.2       Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

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6.3       This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Subscribers (other than by merger). Each Subscriber may assign any or all of its rights under this Agreement to any person to whom such Subscriber assigns or transfers the Notes, provided that such transferee agrees in writing to be bound, with respect to the transferred Notes, by the provisions of the Transaction Documents.

6.4       The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.5       Upon the execution and delivery of this Agreement by each Subscriber and the Company, this Agreement shall become a binding obligation of such Subscriber with respect to the purchase of the Notes as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other Subscribers and to reject any subscription, in whole or in part, provided the Company returns to a Subscriber any funds paid by such Subscriber with respect to such rejected subscription or portion thereof, without interest or deduction.

6.6       All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof.

6.7       In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

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6.8       The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.9       It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.10       The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.11       This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.12       Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

6.13       In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Subscriber and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.14       Each Subscriber acknowledges and agrees that subject to the cure periods described Section 4(a) of the Notes, upon any Event of Default (as defined in the Notes) the Series F 15% Senior Secured Notes, due June 30, 2018, in the principal amount of $2,000,000 (the “Candlewood Series F Notes”), issued to Candlewood Structured Credit Harvest Master Fund LP (“Candlewood Harvest”) and Candlewood Structured Credit Opportunity Master Fund A LP (“Candlewood Opportunity” and together with Candlewood Harvest, “Candlewood”), by the Company shall immediately be due and payable, including, without limitation, the entire outstanding principal amount of the Candlewood Series F Notes, all accrued and unpaid interest thereon, and any other amounts due under the Candlewood Series F Notes. Further, upon any Event of Default (as defined in the Notes), the Candlewood Series F Notes shall be deemed pari passu with the Series G 15% Original Issue Discount Senior Secured Promissory Notes issued to Candlewood, in all respects, including, without limitation, the security interests granted to Candlewood under the Candlewood Series F Notes. For the avoidance of doubt, upon any Event of Default (as defined in the Notes), subject to the cure periods described in Section 4(a)) of the Notes, Candlewood’s claims against the Company shall be deemed senior to any and all claims by any other Subscriber.

[Signature pages follows]

13

To Subscribe for Notes in the Private Offering of

SUMMIT SEMICONDUCTOR, INC.

1.	Date and Fill in the principal amount of Series G 15% Senior Secured Promissory Notes (the “Notes”) being subscribed for and Complete and Sign the Signature Page attached to this Subscription Agreement.

2.	Initial the Accredited Investor Certification attached to this Subscription Agreement.

3.	Complete and Sign the Signature Page attached to this Subscription Agreement. NOTICE: Please notes that by executing the attached Subscription Agreement, you will be deemed to have agreed to the terms of the Notes, which have been furnished to you.

4.	Complete and Return the attached Investor Questionnaire.

5.	Send all signed original documents to: Summit Semiconductor, Inc. at 6840 Via Del Oro, Ste. 280, San Jose, CA 95119, Attention: Brett Moyer, Chief Executive Officer.

6.	Please make your subscription payment by wire transfer to:

Signature Bank

950 Third Avenue, 9th Floor

New York, NY 10022

ABA #.

Account #:

For credit to Signature Bank, as Escrow Agent for Summit Semiconductor, LLC

14

SUMMIT SEMICONDUCTOR, INC.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Principal Amount of the Note: $_____________

Purchase Price of the Note: $________________

Date (NOTE: To be completed by the Subscriber): __________________, 2018

If the Subscriber is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Print Name(s)	Social Security Number(s)

Signature of Subscriber	Signature of Co-Subscriber (if applicable):

Address:

Date

If the Subscriber is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Federal Taxpayer
Name of Partnership,	Identification Number
Corporation, Limited
Liability Company or Trust

By:
Name:	State of Organization
Title:

Address:

Date

[Company’s signature page follows]

AGREED AND ACCEPTED:

SUMMIT SEMICONDUCTOR, INC.

By:
Name: Brett Moyer	Date:
Title: Chief Executive Officer

FORM OF ACCREDITED INVESTOR CERTIFICATION

SUMMIT SEMICONDUCTOR, INC.

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _______	I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding sixty (60) days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______	I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial _______	The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934, as amended.

Initial _______	The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code, as amended, with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial _______	The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______	The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

SUMMIT SEMICONDUCTOR, INC.

Investor Questionnaire

(Must be completed by Subscriber)

Section A - Individual Subscriber Information

EXACT Subscriber Name(s) in which securities are to be issued:

________________________________________________________________________

Individual executing Profile or Trustee:

_______________________________________________________________________

Social Security Numbers / Federal I.D. Number:

________________________________________________________________________

Date of Birth: _________________     Marital Status: _________________

Joint Party Date of Birth:_________________

Investment Experience (Years): ___________

Annual Income: _________________

Liquid Net Worth:_____________

Net Worth: ________________

Home Street Address:

________________________________________________________________________

Home City, State & Zip Code:

________________________________________________________________________

Home Phone: ________________________    Home Fax: _____________________

Home Email: _______________________________

Employer:

________________________________________________________________________

Employer Street Address:

________________________________________________________________________

Employer City, State & Zip Code:

________________________________________________________________________

Bus. Phone: __________________________      Bus. Fax: _______________________

Bus. Email: ________________________________

Type of Business:

________________________________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

Section B – Entity Subscriber Information

EXACT Subscriber Name(s) in which securities are to be issued:

________________________________________________________________________

Authorized Individual executing Profile or Trustee:

_______________________________________________________________________

Social Security Numbers / Federal I.D. Number:

________________________________________________________________________

Investment Experience (Years): ___________

Annual Income: _______________

Net Worth: ________________

Was the Trust formed for the specific purpose of purchasing the Notes?

[    ] Yes [    ] No

Principal Purpose (Trust)______________________________________

Type of Business: ________________________________________________________

Street Address:

________________________________________________________________________

City, State & Zip Code:

________________________________________________________________________

Phone: ________________________          Fax: ________________________

Email: __________________________

Section C – Form of Payment –Wire Transfer

____ Wire transfer from my account according to the section entitled “To subscribe for the Notes in the private offering of SUMMIT SEMICONDUCTOR, INC.”

Subscriber Signature(s)
Date_______________

Joint Subscriber Signature (if applicable):
Date_______________